                                                                  EXHIBIT 99.4

                                                         CAUSE NO:  64 OF 2002

IN THE GRAND COURT OF THE CAYMAN ISLANDS

IN THE MATTER OF FRUIT OF THE LOOM, LTD.

AND IN THE MATTER OF A SCHEME OF ARRANGEMENT PURSUANT TO THE COMPANIES LAW (2001 SECOND REVISION)

BETWEEN

FRUIT OF THE LOOM, LTD. (IN PROVISIONAL LIQUIDATION)

AND ITS

SCHEME CREDITORS
(AS DEFINED IN THE SCHEME)


BEFORE THE HONOURABLE MR. JUSTICE GRAHAM IN OPEN COURT



                    ========================================
                                      ORDER
                    ========================================



UPON HEARING THE PETITION of the above-named Fruit of the Loom, Ltd., (in Provisional Liquidation) ("the Petitioner") acting by its Joint Provisional Liquidators, Simon Whicker and Theo Bullmore ("the Applicants"), whose registered office is situated at KPMG P.O. Box 493GT, Century Yard Building, George Town, Grand Cayman, Cayman Islands;

AND UPON HEARING Counsel for the Petitioner and Counsel for the Applicants;

AND UPON READING the said Petition and the evidence filed in support of the Petition;

AND UPON READING the First, Second, Third and Chairman's Affidavits of Simon Whicker.

THIS COURT HEREBY SANCTIONS the Re-Amended Scheme of Arrangement between the Petitioner and its Scheme Creditors (as defined) as set forth in the Schedule to the said Petition and in the Schedule hereto and signed by this Court for identification purposes.

AND IT IS ORDERED that notice of this Petition be abridged.

AND IT IS ORDERED that the Petitioner do within 7 days of the date of this Order cause an office copy of this Order to be delivered to the Registrar of Companies for registration.

AND IT IS ORDERED that the costs of and occasioned by this Petition should be paid out of the assets of the Petitioner as costs in the Provisional Liquidation on an attorney and own client basis.

THAT there be liberty to apply with regard to the terms of the Order and with regard to the implementation of the Re-Amended Scheme of Arrangement.

DATED this 25th day of April, 2002

FILED this 25th day of April, 2002

                                   /s/The Honourable Mr. Justice Henry Graham
                                   ------------------------------------------
                                                     JUDGE OF THE GRAND COURT






This Order was filed by Walkers, Attorneys-at-Law for the Joint Provisional Liquidators, whose address for service is that of their said Attorneys, namely PO Box 265GT, Walker House, Grand Cayman, Cayman Islands.

                                    SCHEDULE

                    IN THE GRAND COURT OF THE CAYMAN ISLANDS
                              CAUSE NO. 823 OF 1999





                                IN THE MATTER OF
                             FRUIT OF THE LOOM, LTD.

                                       AND


             IN THE MATTER OF THE COMPANIES LAW 2001 SECOND REVISION



                        RE-AMENDED SCHEME OF ARRANGEMENT
          (UNDER SECTION 86 OF THE COMPANIES LAW 2001 SECOND REVISION)

                                     BETWEEN


                             FRUIT OF THE LOOM, LTD.
                          (IN PROVISIONAL LIQUIDATION)

                                     AND ITS


                                SCHEME CREDITORS
                           (AS DEFINED IN THE SCHEME)


                                     WALKERS
                                Attorneys-at-Law
                                  PO Box 265GT
                                  Walker House
                                   Mary Street
                            George Town, Grand Cayman
                                 Cayman Islands
                                     B.W.I.

                                    CONTENTS

Clause                                                                                             Page
------                                                                                             ----
DEFINITIONS..........................................................................................1
      DEFINITIONS AND INTERPRETATION.................................................................7
      THE COMPANY....................................................................................8
      The Chapter 11 Plan and Scheme.................................................................8
      Co-ordination of Plan and Scheme...............................................................9
      TRANSFER OF UNDERTAKING.......................................................................10
      SCHEME DISTRIBUTIONS..........................................................................10
      APPLICATION OF SCHEME.........................................................................12
      Priority Claims...............................................................................12
      Moratorium and Release........................................................................12
      ESTABLISHMENT OF SCHEME CLAIMS................................................................12
      Allowed Scheme Claims.........................................................................12
      Currency of Payment...........................................................................13
      Set-off.......................................................................................13
      Rights to Interest............................................................................13
      PROCEDURES FOR TREATING AND RESOLVING DISPUTED SCHEME CLAIMS..................................14
      PROVISIONS GOVERNING DISTRIBUTIONS............................................................15
      CONDITIONS TO EFFECTIVE DATE..................................................................15
      MODIFICATIONS TO THE SCHEME...................................................................15
      POWERS, DUTIES AND FUNCTIONS OF THE JOINT PROVISIONAL LIQUIDATORS.............................16
      TERMINATION OF THE SCHEME.....................................................................18
      MISCELLANEOUS.................................................................................18
      Assignments...................................................................................18
      Limitation of Liability.......................................................................18
      Severability..................................................................................19
      Notices.......................................................................................19
      Governing Law and Jurisdiction................................................................19

                                   DEFINITIONS

Capitalised expressions used in the Scheme and not otherwise defined shall have the same meanings as in the Plan.

In the Scheme, unless the context otherwise requires, the following expressions shall bear the following meanings:

7% DEBENTURES has the same meaning as in the Plan;

8 7/8% DEBENTURES has the same meaning as in the Plan;

8 7/8% NOTES has the same meaning as in the Plan;

APA means the asset purchase agreement dated as of 1st November 2001, as amended, by and amongst, inter alia, the Company, Berkshire Hathaway Inc. and New FOL Inc.;

AD HOC COMMITTEE OF 8 7/8% NOTEHOLDERS has the same meaning as in the Plan;

ADEQUATE PROTECTION PAYMENT has the same meaning as in the Plan;

ADJUSTED APPAREL BUSINESS SALES PROCEEDS has the same meaning as in the Plan;

ALLOW OR ALLOWED means, with reference to any claim: (a) any claim against the Company, proof of which was filed on or before the Filing Deadline Date arising on or before the Claims Date and as to which: (i) no objection has been made; or
(ii) in the discretion of the Joint Provisional Liquidators is otherwise agreed;
(b) any claim accepted by the Joint Provisional Liquidators as unliquidated, undisputed and, if contingent, where the value has been agreed by the Joint Provisional Liquidators or imposed by the Cayman Court; (c) any Claim allowed under or pursuant to the terms of the Scheme or the Plan; and (d) any claim that has been allowed by an order of the Cayman Court or the US Court;

ALLOWED ADMINISTRATIVE EXPENSE CLAIMS has the same meaning as in the Plan;

ALLOWED CLASS 2 CLAIMS has the same meaning as in the Plan;

ALLOWED SCHEME CLAIM means, in relation to any Scheme Claim, a Claim or that part of a Claim admitted in accordance with Clause 5;

APPAREL BUSINESS has the same meaning as in the Plan;

ASSETS means all the assets of the Company in any part of the world, whether tangible or intangible and whether present or future;

BANK STEERING COMMITTEE has the same meaning as in the Plan;

BASE DISTRIBUTION has the meaning specified in Section 3.2;

BUSINESS DAY means any day which is not a Saturday or Sunday or designated by the laws of the Cayman Islands to be a public holiday;

CASH means legal tender of the United States of America;

CAUSES OF ACTION has the same meaning as in the Plan;

CAYMAN COURT means the Grand Court of the Cayman Islands;

CAYMAN PROCEEDINGS means the winding up proceedings initiated by the Company in the Cayman Court on 30th December 1999;

CHAPTER 11 PROCEEDINGS means the case filed by the Company on 29th December 1999 under Chapter 11 of the US Bankruptcy Code;

CLAIM means a claim by a person in respect of a Liability of the Company;

CLAIMS DATE means 29th December 1999;

CLASS 4A SUPPLEMENTAL PAYMENT has the same meaning as in the Plan;

CLASS 4C SUPPLEMENTAL PAYMENT has the same meaning as in the Plan;

COMPANIES LAW means the Companies Law (2001 Second Revision) of the Cayman Islands;

COMPANY means Fruit of the Loom, Ltd.;

CONFIRMATION DATE means the date upon which the Confirmation Order is entered on the docket of the US Court;

CONFIRMATION ORDER means the Order of the US Court confirming the Plan under
Section 1129 of the Bankruptcy Code;

CONSENT has the same meaning as in the Plan;

CREDITORS means one or more creditors of the Company;

CREDITORS' COMMITTEE has the same meaning as in the Plan;

DEBTORS has the same meaning as in the Plan;

DIFFERENTIAL shall have the same meaning as in the Plan;

DIP AGENT has the same meaning as in the Plan;

DIP FACILITY CLAIM has the same meaning as in the Plan;

DIP LENDERS  has the same meaning as in the Plan;

DISCLOSURE STATEMENT has the same meaning as in the Plan except that "the Debtors" shall refer to the Company;

DISPUTED SCHEME CLAIM means a Scheme Claim, or any portion thereof, that has been neither Allowed or Disallowed and as to which an objection has been filed;

DISPUTED SCHEME CLAIM RESERVE means any reserve for Disputed Scheme Claims made pursuant to clause 6.6 of the Scheme;

DISTRIBUTIONS means any distribution of Cash, beneficial interest in the Plan Entities (as such term is defined in the Plan) or other property under the Scheme or the Plan;

EPA SETTLEMENT AGREEMENT has the same meaning as in the Plan;

EFFECTIVE DATE means in respect of the Scheme the first Business Day on which all of the conditions to the effectiveness of the Scheme as set forth in Section 8 of the Scheme have been fulfilled;

EQUITY INTERESTS has the same meaning as in the Plan;

ESTATE has the same meaning as in the Plan;

EXPLANATORY STATEMENT means the statement prepared with respect to the Scheme to explain the effect of the Scheme to Creditors and to be sent to Creditors together with the notice summoning the Creditors Meeting;

FOL LIQUIDATION TRUST has the same meaning as in the Plan;

FTL LIQUIDATION PROCEEDS has the same meaning as in the Plan;

FARLEY has the same meaning as in the Plan;

FARLEY AGENT has the same meaning as in the Plan;

FARLEY GROSS-UP RESERVE has the same meaning as in the Plan;

FILING DEADLINE DATE means the date set by the US Court in its order dated June 5, 2000, as the general deadline for creditors to file proofs of claim in the Reorganisation Cases, which date was set as August 15, 2000, subject to the exceptions set forth in the June 5, 2000 Order;

FRUIT OF THE LOOM has the same meaning as in the Plan;

FRUIT OF THE LOOM GROUP has the same meaning as in the Plan;

INDENTURE TRUSTEE has the same meaning as in the Plan;

INITIAL PLAN has the meaning specified in section 2.5 hereof;

INITIAL SCHEME has the meaning specified in section 2.5 hereof;

JOINT PROVISIONAL LIQUIDATORS means the persons from time to time serving as Joint Provisional Liquidators (or any subsequently appointed Joint Official Liquidators) in the Provisional (or any subsequent Official) Liquidation of the Company, who are Simon Whicker and Theo Bullmore of KPMG, 2nd Floor, Century Yard Building, Cricket Square, George Town, Grand Cayman, Cayman Islands and which Joint Provisional Liquidators are responsible for the administration of this Scheme;

LIABILITY means any obligation or liability of a person, whether it is present, future or contingent, whether or not its amount is fixed or liquidated, whether or not it is disputed, whether or not it involves the payment of money, whether it is secured or unsecured and whether it arises at common law, in equity or by statute in the Cayman Islands, the US or in any other jurisdiction or in any other manner whatsoever;

MATERIAL has the same meaning as in the Plan;

MATERIALLY ADVERSELY AFFECT has the same meaning as in the Plan;

NON-CORE ASSETS has the same meaning as in the Plan;

NOTEHOLDERS STEERING COMMITTEE has the same meaning as in the Plan;

NOTICE OF CLAIM means a claim in writing that is sent to the Joint Provisional Liquidators;

NWI REIMBURSEMENT AMOUNT has the same meaning as in the Plan;

PETITION DATE means 30th  December 1999;

PLAN means the Chapter 11 plan of reorganisation for the Debtors (including the Company) dated 19th March 2001 as it may be amended, modified or supplemented from time to time;

POSTPETITION CREDIT AGREEMENT has the same meaning as in the Plan;

PREPETITION AGENT has the same meaning as in the Plan;

PREPETITION COLLATERAL AGENT has the same meaning as in the Plan;

PREPETITION SECURED CREDITORS has the same meaning as in the Plan;

PREPETITION SECURED CREDITOR CLAIM means the Claim held by each of the Prepetition Secured Creditors in that capacity;

PRIORITY NON-TAX CLAIM has the same meaning as in the Plan;

PRIORITY TAX CLAIM has the same meaning as in the Plan;

PROVISIONAL LIQUIDATION means the Provisional Liquidation of the Company under the Provisional Liquidation Order;

PROVISIONAL LIQUIDATION ORDER means the order of the Cayman Court dated 30th December 1999 appointing Joint Provisional Liquidators of the Company;

PROFESSIONAL FEES has the same meaning as in the Plan;

PURCHASER has the same meaning as in the Plan;

RELEASED PARTY has the meaning specified in section 12.2;

REORGANISATION CASES has the same meaning as "Reorganization Cases" in the Plan;

REORGANISED FRUIT OF THE LOOM has the same meaning as "Reorganized Fruit of the Loom" in the Plan;

SCHEME means this amended scheme of arrangement for Scheme Creditors of the Company with such modifications as the Cayman Court may approve or impose;

SCHEME CLAIM means any Claim against the Company in respect of a Scheme Liability or a Scheme Priority Claim;

SCHEME CREDITOR means a person to whom the Company owes a Scheme Liability or a Scheme Priority Claim;

SCHEME LIABILITY means the liability of the Company to the Prepetition Secured Creditors excluding any Unsecured Deficiency Claim;

SCHEME PRIORITY CLAIMS means any claim entitled to a priority distribution solely under the Scheme by reason of statutory preference or other rule of law applicable thereto;

SECURED CLAIM has the same meaning as in the Plan;

SECURED CREDITOR PAYMENT means the sum to be distributed to holders of Allowed Class 2 Claims under the Plan in the amount of (a) US$275 million plus an amount equal to the net proceeds of all asset sales by Fruit of the Loom or any member thereof occurring from and after January 1, 2001 until consummation of the Plan; provided, however, that (i) no upward adjustment to the foregoing US$275 million amount shall be made as a result of asset sales until the proceeds from all such sales exceed US$15 million, at which point the upward adjustment shall commence on a dollar-for-dollar basis to the extent of net proceeds exceeding US$15 million; (ii) only asset sales producing net proceeds in a minimum amount of US$200,000 will be used to make an upward adjustment; (iii) no assets to be sold to the Purchaser pursuant to the APA shall be included in determining the amount of the Secured Creditor Payment; and
(iv) in no event will the amount of the payment provided for in this clause (a) exceed US$300 million; plus (b) any Adequate Protection Payments and professional fees required to be made pursuant to the Adequate Protection Order or Section 7.26 of the Plan to the extent not made prior to the Effective Date; and plus (c) Indenture Trustee and Agent Fees to the extent required to be added to the Secured Creditor Payment pursuant to Section 8.18 of the Plan;

SYNTHETIC LEASE AGENT has the same meaning as in the Plan;

UCT CLAIMS has the same meaning as in the Plan;

UNSECURED CLAIM has the same meaning as in the Plan except that "the Company" shall be substituted for "one or more of the Debtors";

UNSECURED DEFICIENCY CLAIM has the same meaning as in the Plan;

US means the United States of America;

US BANKRUPTCY CODE means title 11 of the United States Code, 11 U.S.C. sections 101 et seq., as in force as of the Confirmation Date to the extent applicable in the Chapter 11 Proceeding;

US COURT means the United States District Court for the District of Delaware (or such other court with authority over the Chapter 11 Proceeding) and, to the extent of any reference under section 157 of title 28 of the United Stated Bankruptcy Code, the bankruptcy unit of such District Court under Section 151 of title 28 of the United States Bankruptcy Code; or with respect to any particular case within the Chapter 11 Proceeding, any other United States court which may be exercising jurisdiction over such case.

                              PART I - INTRODUCTION

DEFINITIONS AND INTERPRETATION

1.1 In the Scheme, unless the context otherwise requires, the expressions defined in the Definitions section to the Scheme shall have the meanings specified therein.

1.2 Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of the Scheme.

1.3 In the Scheme, unless the context otherwise requires:

     (a) references to parts and clauses are to be construed as references to the parts and clauses of the Scheme and references to Annexures are to be construed as references to the Annexures to the Scheme;

     (b) references to (or to any provision of) the Scheme shall be construed as references to the Scheme or that provision as in force for the time being and as amended in accordance with its terms;

     (c) words importing the plural shall include the singular and vice versa and the masculine, feminine or neuter gender shall each include the other genders;

     (d) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof; and

     (e) references to any enactment or statutory instrument shall be to such enactment or statutory instrument as amended and in force on the date of this document and any amendments or successors thereof.

1.4 In the event of a conflict or inconsistency between the terms of the Scheme and the terms of the Amended Explanatory Statement, the Scheme shall prevail.

1.5 In the event of a conflict or inconsistency between the terms of the Scheme, the Amended Explanatory Statement, the Disclosure Statement, the Supplement to the Disclosure Statement and the Plan, the terms of the Plan shall prevail.

1.6 In interpreting this Scheme the interpreter shall adopt an interpretation more likely to advance the aims of the Scheme and the Plan.

THE COMPANY

2.1 The Company was incorporated on 23rd January 1998 as an Exempted Company in the Cayman Islands under the Companies Law of the Cayman Islands. The Registered Office of the Company is situated at P.O. Box 866GT, 3rd Floor, Anderson Square Building, Shedden Road, George Town, Grand Cayman, Cayman Islands. The authorised share capital of the Company at 26th February 2001 was US$2,350,001 divided into 200,000,000 Class A ordinary shares each with a par value of US$0.01, 100 Class B redeemable ordinary shares each with a par value of US$0.01 and 35,000,000 preference shares each with a par value of US$0.01. As of 27th October 2001 the Company has 66,955,542 Class A ordinary shares and 4 Class B Ordinary Shares in issue. The Class A ordinary shares were delisted from trading on the New York Stock Exchange on 20th April 2000 as set forth in more detail in the Disclosure Statement at section IV.A.11.d.

THE CHAPTER 11 PLAN AND SCHEME

2.2 On 29th December 1999, the Debtors filed a petition for reorganisation in Delaware in the US under Chapter 11 of the US Bankruptcy Code. On 30 December 1999, the Company presented a winding up petition in the Cayman Islands and, on the same day, Simon Whicker and Theo Bullmore were appointed as Joint Provisional Liquidators of the Company on terms that allowed the directors to continue in office under certain supervisory controls and restraints vested in the Joint Provisional Liquidators. The terms of the Provisional Liquidation Order permitted the Company to satisfy the debtor in possession requirements of Chapter 11 of the US Bankruptcy Code by allowing the Company's existing management to retain day to day control of operations.

2.3 The Company has decided, after taking advice from its professional advisers, that to facilitate a reorganisation of the Company there should be a plan of reorganisation in the US. The Company is entitled to file the Plan with the US Court. If the Plan satisfies certain legal requirements, is confirmed by the US Court and becomes effective it will become binding on the Company, its Creditors and other parties in interest.

2.4 The Joint Provisional Liquidators have formed the view, after taking advice from their professional advisers, and in conjunction with the Company and its professional advisers, that the best course of action in the Cayman Islands is for there to be a scheme of arrangement. The purpose of the Scheme is to facilitate a reorganisation of the Company. The Scheme will best facilitate the reorganisation of the Company by being proposed in conjunction with the Plan.

2.5 On 15th March 2001, Fruit of the Loom filed its Joint Plan of Reorganisation with the US Court (the "Initial Plan"). On 22nd March 2001, the Company filed a Scheme of Arrangement in the Cayman Proceedings (the "Initial Scheme"). Since the filing of the Initial Plan and the Initial Scheme, there have been extensive negotiations with the Creditors Committee, the Noteholders Steering Committee, and the Bank Steering Committee. On 31st January 2002, Fruit of the Loom filed its Second Amended Joint Plan of Reorganisation and on 31st January 2002 the Company filed an Amended Scheme of Arrangement. This Re-amended Scheme of Arrangement (together with the Third Amended Joint Plan) reflects the results of a series of interconnected and mutually dependent settlements and compromises reached amongst the parties since the Petition Date.

CO-ORDINATION OF PLAN AND SCHEME

2.6.1 Co-ordination between the Scheme and the Plan is essential to ensure that there is as little conflict between the two reorganisation processes as possible. The terms of the Plan, insofar as they are relevant to the Company, are hereby incorporated into the Scheme.

2.6.2 Creditors who have claimed in the Plan will be deemed to have claimed in the Scheme also, and will not therefore be required to submit a separate Notice of Claim in the Scheme. Creditors who have claimed only in the Scheme will not be deemed to have claimed in the Plan.

2.6.3 Creditors who have CLAIMED (or are deemed to have claimed) in both the Scheme and the Plan will be entitled to VOTE in both the Scheme and the Plan. Creditors who have claimed or are deemed to have claimed in relation to the same Claim in both the Scheme and the Plan will only receive a single Distribution in respect of such Claim, if allowed. Creditors who have claimed only in the Scheme will not be prejudiced as a result and will therefore receive a single Distribution in the same way as all other Allowed Claims.

2.6.4 The Plan and the Scheme are interrelated and unless the requisite conditions to effectiveness of both the Plan and the Scheme are satisfied, the Scheme will not come into effect. It is therefore important that Creditors who are entitled to do so vote in the Plan and the Scheme.

           PART II - TRANSFER OF UNDERTAKING AND SCHEME DISTRIBUTIONS

TRANSFER OF UNDERTAKING

3.1 On the Effective Date pursuant to the Plan and the Scheme and in accordance with the APA, the Company will transfer, free of any liens, charges, attachments or other legal or beneficial interests, to:

     a) the Purchaser, all the outstanding capital stock of FTL Caribe and all other assets of the Company which form part of the assets of the Apparel Business; and

     b)   the FOL Liquidation Trust, the Non-Core Assets; and

     c)   the Unsecured Creditors Trust, the UCT Claims.

SCHEME DISTRIBUTIONS

3.2 In accordance with the terms of Section 5.4 of the Plan, each holder of an Allowed Prepetition Secured Creditor Claim shall receive in full satisfaction, settlement, release and discharge of and in exchange for its Claim a Ratable Proportion of (a) the Secured Creditor Payment (less (1) US$1,551,000 to be reserved by the FOL Liquidation Trust as part of the Farley Gross-Up Reserve and
(2) US$9,350,000 to fund a portion of (x) the Class 4A Supplemental Payment and
(y) the Class 4C Supplemental Payment (or the Allowed Administrative Expense Claims of the members of and professionals retained by the Ad Hoc Committee of 8 7/8% Noteholders)), (b) 92.5% of the Adjusted Apparel Business Sale Proceeds,
(c) a beneficial interest in FOL Liquidation Trust entitling the Allowed Claims in this Class to 92.5% of the FOL Liquidation Trust Proceeds, and (d) to the extent available in accordance with the EPA Settlement Agreement, the NWI Reimbursement Amount (collectively, the Base Distribution).

3.3 The Distributions of the Adjusted Apparel Business Sale Proceeds to be made to the Prepetition Secured Creditors will be adjusted (the "True-Up") in an amount equal to 75% of the Differential from the Petition Date through February 28, 2001, and 100% of the Differential from March 1, 2001 through the Effective Date.

3.4 Any deficiency amount relating to the value of a security interest of a Scheme Claim shall be unsecured and shall not form part of this Scheme. Any Unsecured Deficiency Claim shall not be dealt with in this Scheme but shall continue to rank as an Unsecured Claim against the Company. However, in accepting the Scheme, all Scheme Creditors shall have waived their rights to any Distributions for their Unsecured Deficiency Claims under either the Plan or in the subsequent winding up of the Company proposed in the context of the Scheme.

3.5 The Company will transfer to the Joint Provisional Liquidators all or so much of its cash balances as are needed to meet the Allowed Scheme Priority Claims, DIP Facility Claims, Priority Tax Claims, any Disputed Scheme Claim Reserve required, Allowed Scheme Claims and Professional Fees applicable to the Company not otherwise satisfied under the Plan.

3.6 Allowed Administrative Expense Claims against the Company shall be paid in Cash in full in accordance with Section 3.1 of the Plan.

3.7 In accordance with the terms of the Plan, the obligation to make Distributions in respect of Allowed Scheme Claims shall vest in the FOL Liquidation Trust and any Distribution made by the FOL Liquidation Trust in respect of an Allowed Scheme Claim shall be in full satisfaction of such claim under the Scheme.

                       PART III - SCHEME CLAIM PROVISIONS

APPLICATION OF SCHEME

4.1 The Scheme applies to all Liabilities of the Company that are Scheme Claims.

PRIORITY CLAIMS

4.2 Any Liabilities of the Company which are Allowed Scheme Priority Claims, Priority Tax Claims and Professional Fees shall be paid as soon as practicable after the Effective Date in accordance with the Plan or in accordance with Clause 3.2 above or if such claims are filed only in the Scheme, then such Liabilities will be paid by the Joint Provisional Liquidators from the reserves held by the Joint Provisional Liquidators for the discharge of such Allowed Scheme Claims.

MORATORIUM AND RELEASE

4.3 Save as provided for herein, or under the Plan and in accordance with the Cayman Court ordered stay of proceedings in the Provisional Liquidation Order:


     (i) no Scheme Creditor (or any other Creditor of the Company) shall be entitled to take or continue any step or proceeding against the Company or its Assets (whether by way of demand, legal proceedings, execution of judgment or otherwise howsoever without limitation) in any jurisdiction whatsoever except for the purpose of obtaining payment under the Scheme of any Scheme Liability;

     (ii) payment to a Scheme Creditor of his Distribution under the Scheme or the Plan shall discharge the corresponding Scheme Liability in full to the effect that the Company has no further liability in respect thereof; and

     (iii) on the Effective Date, the Company shall be deemed to have released the Joint Provisional Liquidators its present and former directors and officers and employees other than Farley, to the extent provided in sections 7.17, 14.2 and 14.6 of the Plan.

ESTABLISHMENT OF SCHEME CLAIMS

ALLOWED SCHEME CLAIMS

5.1 Scheme Claims will be recognised for distribution purposes to the extent that they are Allowed Scheme Claims where:

5.1.1 the Scheme Claim is Allowed under and to the extent provided for in accordance with the provisions of the Scheme and the Plan;

5.1.2 a Notice of Claim, signed by the Creditor or by a person authorised on his behalf, has been lodged solely with the Joint Provisional Liquidators:

     (a) on or before the Filing Deadline Date and has not been objected to by the Joint Provisional Liquidators; or

     (b) in the discretion of the Joint Provisional Liquidators it is otherwise agreed, taking into account the desire to maintain consistency between the Plan and the Scheme but subject always to the directions of the Cayman Court; or

     (c) The Scheme Claim is unliquidated, disputed or contingent and subsequently becomes liquidated, undisputed or in the case of contingent claims a value is agreed by the Joint Provisional Liquidators or imposed by the Cayman Court under the terms of the Scheme.

5.2 The Joint Provisional Liquidators shall be entitled to reject any Scheme Claim which would have been inadmissible in the event that a winding up order had been made on the Petition Date.

5.3 Intercompany Claims of and against the Company and its subsidiaries shall be dealt with under and in accordance with the Plan and will not be covered by the Scheme.

CURRENCY OF PAYMENT

5.4 All Scheme Claims submitted in a currency other than US dollars will be converted into US dollars at the rate prevailing in New York on 29 December 1999 as published by The Wall Street Journal.

SET-OFF

5.5 The Company's rights of set-off howsoever arising will be preserved, save that the Company will not be entitled to exercise any rights of set-off between the Company and Reorganised Fruit of the Loom unless allowed by with the terms of the APA.

RIGHTS TO INTEREST

5.6 The amount of each Scheme Liability shall not include interest accruing after 29 December 1999, except as provided in the Final Adequate Protection Order and the Plan as to the Prepetition Secured Creditors.

PROCEDURES FOR TREATING AND RESOLVING DISPUTED SCHEME CLAIMS

6.1 The following provisions shall apply to the admission or rejection by the Joint Provisional Liquidators of Scheme Claims under the Scheme.

6.2 All Disputed Scheme Claims which are submitted or are deemed to have been submitted in both the Scheme and the Plan will be dealt with in accordance with
Section IX of the Plan.

6.3 Scheme Claims which have been submitted in the Scheme only, and not in the Plan, and are Disputed Scheme Claims will be dealt with in accordance with the following provisions of this section.

6.4 The Joint Provisional Liquidators may, if they think it necessary for the purpose of clarifying or substantiating the whole or any part of a Disputed Scheme Claim, call for details of any matter required to be specified in the Notice of Claim and for the production to them of such documentary or other evidence as they may require. A person claiming to be a Scheme Creditor shall be responsible for providing such documentary evidence or other evidence as the Joint Provisional Liquidators may require. The Joint Provisional Liquidators shall be entitled to reject any claim in whole or in part where any such evidence is not provided within such time as the Joint Provisional Liquidators shall deem reasonably appropriate.

6.5 On or before the 180th day (or the first Business Day thereafter) after the Effective Date (unless such deadline is extended by the Joint Provisional Liquidators in their absolute discretion), the Joint Provisional Liquidators shall:

6.5.1 notify each Disputed Scheme Claim Creditor that the Joint Provisional Liquidators dispute the Claim in whole or in part; or

6.5.2 where the dispute cannot be settled, file with the Cayman Court objections to Disputed Scheme Claims with respect to which the Joint Provisional Liquidators dispute the status or liability in whole or in part; and

6.5.3 take whatever steps the Joint Provisional Liquidators consider necessary to arrange for the prosecution, withdrawal, or settling of objections to the allowance of any Disputed Scheme Claim.

6.6 The Joint Provisional Liquidators shall arrange for a Disputed Scheme Claim Reserve to be made in respect of Disputed Scheme Claims and Disputed Scheme Priority Claims.

6.7 On the resolution of each dispute relating to a Disputed Scheme Claim, the Joint Provisional Liquidators shall take whatever steps are necessary to arrange for a Distribution to be made in relation to such Scheme Claim in amounts and at times consistent with the provisions of the Plan and the Scheme.

PROVISIONS GOVERNING DISTRIBUTIONS

7.1 Distributions in respect of Allowed Scheme Claims which are not also Allowed Claims under the Plan shall be made solely by the Joint Provisional Liquidators in accordance with the terms of the Scheme.

7.2 Distributions in respect of any Allowed Scheme Claim which is also an Allowed Claim under the Plan shall be made in accordance with the terms of Clause 3.2 above and the Plan, and no separate Distribution will be made in respect thereof under the Scheme.

7.3 The Joint Provisional Liquidators shall co-ordinate the timing and amount of the Distributions in accordance with Section VIII of the Plan.

7.4 The Joint Provisional Liquidators shall be entitled to adjust Distributions in relation to the Scheme so as to ensure that no Scheme Creditor receives a greater sum than that which he would have been entitled to receive in the Plan if he claimed in the Plan, where that Creditor has claimed solely in the Scheme.

CONDITIONS TO EFFECTIVE DATE

8. The Scheme shall become effective as soon as:

     (a) a copy of the Order of the Cayman Court sanctioning the Scheme shall have been delivered for registration to the Registrar of Companies in the Cayman Islands; and

     (b) all conditions to the effectiveness of the Plan (other than the effectiveness of the Scheme) have been satisfied or waived, and the Effective Date of the Plan has occurred (or is occurring simultaneous to when the Scheme becomes effective).

MODIFICATIONS TO THE SCHEME

9.1 Subject to the provisions of the Scheme, the Company acting by the Joint Provisional Liquidators may, at any hearing of the Cayman Court to sanction the Scheme, consent to any modification of the Scheme or any terms or conditions which the Cayman Court may think fit to approve or impose, in either case which does not effect a Material alteration of the Scheme or the Plan. Any such amendment or modification shall be deemed to have been consented to by the Scheme Creditors.

9.2 If they consider it is expedient to do so and it is in the best interests of the Scheme Creditors, the Joint Provisional Liquidators may at any time, and without reference to the Creditors, apply to the Cayman Court for the purpose of modifying the provisions of the Scheme (provided such modifications do not alter the effect of the Scheme or the Plan in a Material way or obtaining directions on how to deal with any matters or disputes arising in respect of the Scheme. If such modifications are approved or such directions are given by the Cayman Court, they shall be binding on the Scheme Creditors and the Scheme shall be modified accordingly.

9.3 Insofar as any Material modification of the Scheme is considered expedient and in the best interest of the Scheme Creditors, the Joint Provisional Liquidators may at any time on notice and with the consent of the Scheme Creditors apply to the Cayman Court for the purpose of modifying the provisions of the Scheme; provided, however, that the Joint Provisional Liquidators shall not apply to the Cayman Court for permission to make a Material change to the Scheme unless the Prepetition Secured Creditors have given their Consent thereto.

9.4 Notwithstanding clauses 9.1, 9.2 and 9.3 above (a) No modifications shall be made which would be inconsistent with the terms and provisions of the APA or the Plan; (b) No modification of the Scheme shall be made except in compliance with the terms of Section 15.2 of the Plan as to obtaining required consents.

POWERS, DUTIES AND FUNCTIONS OF THE JOINT PROVISIONAL LIQUIDATORS

10.1 The Joint Provisional Liquidators shall have the powers, duties and functions conferred upon them by the Scheme in addition to the powers contained in the Provisional Liquidation Order. In exercising their powers and carrying out their duties under the Scheme, the Joint Provisional Liquidators shall act as agents of the Company without personal liability.

10.2 The Joint Provisional Liquidators' powers and functions under the Scheme may be performed and exercised jointly or severally, and any act required to be done by the Joint Provisional Liquidators pursuant to the Scheme may be done by both or any one of them.

10.3 Subject always to the Provisional Liquidation Order, any further order of the Cayman Court, and the provisions of the Scheme and the Plan, the Joint Provisional Liquidators shall in relation to the Company supervise and ensure the carrying out of the Scheme.

10.4 Without prejudice to the generality of clause 10.3, in carrying out their functions and powers under the Scheme, the Joint Provisional Liquidators shall be entitled:

     (a) to agree or reject Claims in accordance with the Scheme but not in the Chapter 11 Proceedings;

     (b) to have full access at all times to all books, papers and other documents of the Company, and to receive all such information as they may require in relation to its affairs;

     (c) to do all things which may be necessary or expedient for the protection of the Company's Assets;

     (d) to bring, continue or defend any action or other legal proceedings in the name and on behalf of the Company or otherwise;

     (e) to be remunerated (such remuneration to be calculated by reference to time spent at the usual rates of KPMG) out of the Company's Assets (other than, for the avoidance of doubt, the Apparel Business) for the carrying out of such functions and powers and to be reimbursed out of the Company's Assets (other than, for the avoidance of doubt, the Apparel Business) for all expenses properly incurred by them in connection therewith;

     (f) to employ and remunerate out of the Company's Assets (other than, for the avoidance of doubt, the Apparel Business) accountants, lawyers and other professional advisers or agents in connection with the conduct of their functions and powers under the Scheme;

     (g) to do all acts and to execute in the name and on behalf of the Company any deed, receipt or other document and to use the Company's seal;

     (h) to employ and remunerate out of the Company's Assets (other than, for the avoidance of doubt, the Apparel Business) any person (being a partner in KPMG) deemed by the Joint Provisional Liquidators to be suitably qualified, to exercise all or any of the functions, powers, rights and authorities conferred upon the Joint Provisional Liquidators under the Scheme, such delegation to be revocable;

     (i) to apply to the Court for directions in relation to any particular matter arising from the Scheme; and

     (j) to do all other things incidental to the exercise of the functions and powers referred to in this clause 10.

TERMINATION OF THE SCHEME

11.1 The Scheme shall terminate on the date on which the Joint Provisional Liquidators give notice to the Scheme Creditors that the Distributions required in accordance with the Scheme have been completed.

11.2 In the event that the Joint Provisional Liquidators are discharged from office prior to the completion of the Scheme, they undertake to continue to administer the Scheme as scheme administrators or to procure the appointment of persons of good standing to fulfil such role. In such event, the Scheme shall be read as if all references to the Joint Provisional Liquidators are references to their replacements as scheme administrators.

MISCELLANEOUS

ASSIGNMENTS

12.1 The rights of the Scheme Creditors under the Scheme shall be assignable; but (i) the assignment shall be subject to any existing rights of set-off, and
(ii) the Company shall not be bound by any assignment unless and until notice in writing is given to the Company.

LIMITATION OF LIABILITY

12.2 Except as otherwise specifically provided for by the Plan, upon confirmation of the Scheme and the Plan, all entities shall be conclusively presumed to have released the following parties (but solely to the extent set forth below): (a) Fruit of the Loom (which includes the Company) and Reorganized Fruit of the Loom; (b) the Creditors' Committee and the present and former members thereof (including ex officio members); (c) the Bank Steering Committee and the present and former members thereof; (d) the Noteholders Steering Committee and the present and former members thereof; (e) the Indenture Trustees; (f) the DIP Agent and the DIP Lenders; (g) the Prepetition Secured Creditors; (h) the Prepetition Agent, the Prepetition Collateral Agent, the Synthetic Lease Agent, and the Farley Agent; (i) the Joint Provisional Liquidators; (j) the Purchaser and Berkshire; (k) the Ad Hoc Committee of 8 7/8% Noteholders; and (l) all directors, officers, agents, attorneys, affiliates, employees, accountants, advisors, financial advisors of any of the foregoing (other than Farley, except as provided in Section 7.17 of the Plan) (each of the foregoing, a "Released Party"), from any claim or cause of action based on, arising from, or in any way connected with, (A) the Reorganisation Cases and the Cayman Proceeding (including, without limitation, any actions taken and/or not taken with respect to the administration of any Estate or the operation of the business of any member of the Fruit of the Loom Group), (B) the Plan or the Scheme, or (C) the negotiation, formulation, and preparation of the Plan, the Scheme, the Postpetition Credit Agreement or the APA (including any of the terms, settlements, and compromises reflected in any of the foregoing and any orders of the US Court and Cayman Court related thereto), except to the extent any such claim or Causes of Action against any Released Party arises solely as a direct result of that Released Party's fraud or wilful misconduct, and except that nothing in this section shall impair the right of Purchaser to enforce any covenant or agreement that under the APA is to be performed in whole or in part by any party thereto or any Plan Entity after the closing under the APA; and, in all respects, Fruit of the Loom, Reorganised Fruit of the Loom, and each of the Released Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Scheme and the Plan.

SEVERABILITY

12.3 If any provision of this Scheme is held to be invalid or unenforceable, then such provision shall (so far as invalid or unenforceable) be given no effect and shall be deemed not to be included in this Scheme but without invalidating any of the remaining provisions of this Scheme.

NOTICES

12.4 All notices and other communications provided for herein shall be in writing and posted, telexed, cabled, faxed or delivered to the applicable party at its address or if so directed by the Cayman Court, by advertisement.

GOVERNING LAW AND JURISDICTION

12.5 The Scheme shall be governed by, and construed in accordance with the laws of the Cayman Islands, and the Scheme Creditors hereby agree that the Cayman Court shall have exclusive jurisdiction to hear and determine any suit, action, or proceeding and to settle any dispute which may arise out of the Explanatory Statement or any provision of the Scheme, or out of any action taken or omitted to be taken under the Scheme or in connection with the administration or implementation of the Scheme





Dated:  2 APRIL 2002